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                                                                     EXHIBIT 1.1



                        FIRST NATIONAL MASTER NOTE TRUST

          $[______ ______] CLASS A [FLOATING RATE] [___%] ASSET BACKED
                             NOTES, SERIES [200_-_]
          $[_____________] CLASS B [FLOATING RATE] [___%] ASSET BACKED
                             NOTES, SERIES [200_-_]
          $[_____________] CLASS C [FLOATING RATE] [___%] ASSET BACKED
                             NOTES, SERIES [200_-_]


                             UNDERWRITING AGREEMENT


                                                            ________ [__], 200__


[                    ]
  As Representative of the Underwriters set forth herein

[                    ]
  As Representative of the Underwriters set forth herein


Ladies and Gentlemen:

         1. Introductory. First National Funding LLC ("FNF LLC" or the "Transferor"), a limited liability company formed under the laws of the State of Nebraska, proposes to cause First National Master Note Trust (the "Issuer") to issue and sell $[________] principal amount of Class A [Floating Rate] [___%] Asset Backed Notes, Series [_______] (the "Class A Notes"), $[__________] principal amount of Class B [Floating Rate] [__%] Asset Backed Notes, Series [______] (the "Class B Notes") and $[__________] principal amount of Class C [Floating Rate] [___%] Asset Backed Notes, Series [______] (the "Class C Notes", and together with the Class A Notes and the Class B Notes, the "Notes") to the Underwriters (as defined hereinafter) for whom you are acting as Representatives (the "Representatives").

         The Issuer is a Delaware statutory business trust formed pursuant to
(a) a Trust Agreement, dated as of [_________], 2002 (the "Trust Agreement"), between the Transferor and Wilmington Trust Company ("WTC"), as owner trustee (the "Owner Trustee") and (b) the filing of a certificate of trust with the Secretary of State of Delaware on [_______], 2002. The Notes will be issued pursuant to a Master Indenture, dated as of [_______], 2002 (the "Master Indenture"), between the Issuer and The Bank of New York ("BONY"), as indenture trustee (the "Indenture Trustee"), as supplemented by the Series [_____] Indenture Supplement with respect to the Notes to be dated as of [__________], [____] (the "Indenture Supplement," and together with the Master Indenture, the "Indenture").


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         Initially, the primary asset of the Issuer will be a certificate (the
"Collateral Certificate") representing a beneficial interest in the assets held in the First Bankcard Master Credit Card Trust (the "Certificate Trust"), issued pursuant to the Second Amended and Restated Pooling and Servicing Agreement, dated as of [ ], 2002 (as amended and supplemented, the "Pooling and Servicing Agreement"), among FNF LLC, First National Bank of Omaha, a national banking association (the "Bank"), as servicer (the "Servicer") and BONY, as trustee (the "Certificate Trust Trustee"), and the Collateral Series Supplement, dated as of [_________], 2002, to the Pooling and Servicing Agreement (the "Collateral Supplement" and together with the Pooling and Servicing Agreement, the "Pooling and Servicing Agreement"). The assets of the Certificate Trust include, among other things, certain amounts due (the "Receivables") on a portfolio of Visa(R) and MasterCard(R) revolving credit card accounts owned by the Bank (the "Accounts").

         The Receivables are transferred to the Certificate Trust pursuant to the Pooling and Servicing Agreement. The Receivables transferred to the Certificate Trust by the Transferor are acquired by the Transferor from the Bank pursuant to a Receivables Purchase Agreement, dated as of [_______], 2002 (the "Receivables Purchase Agreement"), between the Transferor and the Bank. The Collateral Certificate will be transferred by the Transferor to the Issuer pursuant to the Transfer and Servicing Agreement, dated as of [______], 2002 (the "Transfer and Servicing Agreement"), among the Transferor, the Bank, as Servicer, and the Issuer.

         The Bank has agreed to provide notices and perform on behalf of the Issuer certain other administrative obligations required by the Transfer and Servicing Agreement, the Master Indenture and each indenture supplement for each series of Notes issued by the Issuer, pursuant to an Administration Agreement, dated as of [______], 2002 (the "Administration Agreement"), between the Bank, as administrator (in such capacity, the "Administrator"), and the Issuer. The Transfer and Servicing Agreement, the Pooling and Servicing Agreement, the Receivables Purchase Agreement, the Indenture, the Trust Agreement and the Administration Agreement are referred to herein, collectively, as the "Transaction Documents."

         This Underwriting Agreement is referred to herein as this "Agreement." To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Transaction Documents.

         The Transferor and the Bank hereby agree, severally and not jointly, with the underwriters for the Class A Notes listed on Schedule A hereto (the "Class A Underwriters") the underwriters for the Class B Notes listed on Schedule A hereto (the "Class B Underwriters") and the underwriters for the Class C Notes listed on Schedule A hereto (the "Class C Underwriters" and together with the Class A Underwriters and the Class B Underwriters, the "Underwriters") as follows:

         2. Representations and Warranties of the Transferor and the Bank. Each of the Transferor (the representations and warranties as to the Transferor being given by the Transferor)



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and the Bank (the representations and warranties as to the Bank being given by the Bank) represents and warrants to, and agrees with, the Underwriters that:

                  (a) The Transferor is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Nebraska, and has all requisite power, authority and legal right to own its property, transact the business in which it is now engaged and conduct its business as described in the Registration Statement (as hereinafter defined) and Prospectus (as hereinafter defined), and to execute, deliver and perform its obligations under this Agreement, the Transfer and Servicing Agreement, the Pooling and Servicing Agreement, the Receivables Purchase Agreement and the Trust Agreement and to authorize the issuance of the Notes and the Collateral Certificate.

                  (b) The Bank is a national banking association duly organized, validly existing and in good standing under the laws of the United States, and has all requisite power, authority and legal right to own its property and conduct its credit card business as such properties are presently owned and such business is presently conducted, and conduct its business as described in the Registration Statement and Prospectus, and to own the Accounts and to execute, deliver and perform its obligations under this Agreement, the Receivables Purchase Agreement, the Transfer and Servicing Agreement, the Pooling and Servicing Agreement and the Administration Agreement.

                  (c) The execution, delivery and performance of each of the Transaction Documents to which it is a party, and the incurrence of the obligations herein and therein set forth and the consummation of the transactions contemplated hereby and thereby, and with respect to the Transferor, the issuance of the Notes and the Collateral Certificate, have been duly and validly authorized by the Transferor and the Bank, as applicable, by all necessary action on the part of the Transferor and the Bank, as applicable.

                  (d) This Agreement has been duly authorized, executed and delivered by the Transferor and the Bank.

                  (e) Each of the Transaction Documents has been, or on or before the Closing Date will be, executed and delivered by the Transferor and/or the Bank, as applicable, and when executed and delivered by the other parties thereto, will constitute a legal, valid and binding agreement of the Transferor and/or the Bank, as applicable, enforceable against the Transferor and/or the Bank, as applicable, in accordance with its terms, except, in each case, to the extent that (i) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium, receivership or other similar laws now or hereafter in effect relating to creditors' or other obligees' rights generally or the rights of creditors or other obligees of institutions insured by the FDIC, (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (iii) certain remedial provisions of the Indenture may be unenforceable in whole or in part under the UCC, but the inclusion of such provisions does not render the other provisions of the Indenture invalid and notwithstanding that such provisions may be unenforceable in whole or in part, the Indenture Trustee, on



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         behalf of the Noteholders, will be able to enforce the remedies of a secured party under the UCC.

                  (f) The Notes have been duly authorized and will be issued pursuant to the terms of the Indenture and, when executed by the Owner Trustee on behalf of the Issuer and authenticated by the Indenture Trustee in accordance with the Indenture and delivered pursuant to the Indenture and this Agreement, will be duly and validly executed, issued and outstanding and will constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, subject to (A) the effect of bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation and other similar laws affecting creditors' rights generally, (B) the effect of general principles of equity including (without limitation) concepts of materiality, reasonableness, good faith, fair dealing (regardless of whether considered and applied in a proceeding in equity or at law), and also to the possible unavailability of specific performance or injunctive relief, and (C) the unenforceability under certain circumstances of provisions indemnifying a party against liability or requiring contribution from a party for liability where such indemnification or contribution is contrary to public policy. The Notes will be in the form contemplated by the Indenture, and the Notes and the Indenture will conform to the descriptions thereof contained in the Prospectus and Registration Statement, as amended or supplemented.

                  (g) The Collateral Certificate will be issued pursuant to the terms of the Pooling and Servicing Agreement and, when executed by the Certificate Trustee in accordance with the Pooling and Servicing Agreement, will be validly issued and outstanding and will constitute the legal, valid and binding obligations of the Certificate Trust, enforceable against the Certificate Trust in accordance with its terms, subject to (A) the effect of bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation and other similar laws affecting creditors' rights generally, (B) the effect of general principles of equity including (without limitation) concepts of materiality, reasonableness, good faith, fair dealing (regardless of whether considered and applied in a proceeding in equity or at law), and also to the possible unavailability of specific performance or injunctive relief, and (C) the unenforceability under certain circumstances of provisions indemnifying a party against liability or requiring contribution from a party for liability where such indemnification or contribution is contrary to public policy. . The Collateral Certificate will be in the form contemplated by the Pooling and Servicing Agreement, and the Collateral Certificate and the Pooling and Servicing Agreement will conform to the descriptions thereof contained in the Prospectus and the Registration Statement, as amended or supplemented.

                  (h) Neither the Transferor nor the Bank is in violation of any Requirement of Law or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other instrument to which it is a party or by which it is bound or to which any of its property is subject, which violation or defaults separately or in the aggregate would have a material adverse effect on the Issuer, the Certificate Trust, the Transferor or the Bank.



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                  (i) None of the issuance and sale of the Notes, the issuance of the Collateral Certificate or the execution and delivery by the Transferor or the Bank of this Agreement or any Transaction Document to which it is a party, nor the incurrence by the Transferor or the Bank of the obligations herein and therein set forth, nor the consummation of the transactions contemplated hereunder or thereunder, nor the fulfillment of the terms hereof or thereof does or will (i) violate any Requirement of Law presently in effect, applicable to it or its properties or by which it or its properties are or may be bound or affected, (ii) breach or violate any provision of the organizational documents applicable to the Transferor or the Bank, (iii) violate any judgment, order or decree of any court, arbitrator, administrative agency or other governmental authority applicable to the Transferor or the Bank, (iv) conflict with, or result in a breach of, or constitute a default under, any indenture, contract, agreement, mortgage, deed of trust or instrument to which it is a party or by which it or its properties are bound, (v) result in the acceleration of any obligation of the Transferor or the Bank, or (vi) result in the creation or imposition of any Lien upon any of its property or assets, except for those encumbrances created under the Transaction Documents.

                  (j) All approvals, authorizations, consents, orders and other actions of any Person or of any court or other governmental body or official required in connection with the execution and delivery by the Transferor or the Bank of this Agreement or the Transaction Documents to which it is a party or to the consummation of the transactions contemplated hereunder and thereunder, or to the fulfillment of the terms hereof and thereof have been or will have been obtained on or before the Closing Date.

                  (k) The Bank has authorized the conveyance of the Receivables to the Transferor and the Certificate Trust or, after the Certificate Trust Termination Date, the Issuer, as applicable; the Transferor has authorized the conveyance of the Receivables to the Certificate Trust or, after the Certificate Trust Termination Date, the Issuer; the Transferor has authorized the Certificate Trust to issue the Collateral Certificate; and the Transferor has authorized the Issuer to issue and sell the Notes.

                  (l) All actions required to be taken by the Transferor or the Bank as a condition to the offer and sale of the Notes as described herein or the consummation of any of the transactions described in the Prospectus and the Registration Statement have been or, prior to the Closing Date, will be taken.

                  (m) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), and complies as to form with the TIA and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder.

                  (n) The representations and warranties made by the Transferor in the Transfer and Servicing Agreement, the Pooling and Servicing Agreement, the Trust Agreement and the Receivables Purchase Agreement or made in any Officer's Certificate of the Transferor delivered pursuant to any Transaction Document to which it is a party will be true and correct at the time made and on and as of the Closing Date as if set forth herein, except that to the extent that any such representation or warranty expressly relates to an




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         earlier date, such representation or warranty is true and correct at and as of such earlier date.

                  (o) The representations and warranties made by the Bank in the Receivables Purchase Agreement, and in its capacity as Servicer and Administrator, in the Transfer and Servicing Agreement, the Pooling and Servicing Agreement and the Administration Agreement, respectively, or made in any Officer's Certificate of the Bank delivered pursuant to any Transaction Document to which it is a party will be true and correct at the time made and on and as of the Closing Date as if set forth herein, except that to the extent that any such representation or warranty expressly relates to an earlier date, such representation or warranty is true and correct at and as of such earlier date.

                  (p) The Transferor agrees it has not granted, assigned, pledged or transferred and shall not grant, assign, pledge or transfer to any Person a security interest in, or any other right, title or interest in, the Receivables or the Collateral Certificate, except as provided in the Pooling and Servicing Agreement and the Transfer and Servicing Agreement, and agrees to take all action required by the Pooling and Servicing Agreement and the Transfer and Servicing Agreement in order to maintain the security interest in the Receivables and the Collateral Certificate granted pursuant to the Pooling and Servicing Agreement, the Transfer and Servicing Agreement and the Indenture, as applicable.

                  (q) The Bank agrees it has not granted, assigned, pledged or transferred and shall not grant, assign, pledge or transfer to any Person a security interest in, or any other right, title or interest in, the Receivables, except as provided in the Pooling and Servicing Agreement or the Receivables Purchase Agreement, as applicable, and agrees to take all action required by the Pooling and Servicing Agreement or the Receivables Purchase Agreement, as applicable, in order to maintain the security interests in the Receivables granted pursuant to the Receivables Purchase Agreement, the Pooling and Servicing Agreement and the Indenture, as applicable.

                  (r) A registration statement on Form S-3 (Nos. 333-86574-00 and 333-86574-01), including a form of prospectus and such amendments thereto as may have been filed prior to the date hereof, relating to the Notes and the offering thereof in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"), has been filed with, and has been declared effective by, the Commission. If any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. For purposes of this Agreement, "Effective Time" means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission, and "Effective Date" means the date of the Effective Time. Such registration statement, as amended at the Effective Time, is hereinafter referred to as the "Registration Statement." The Transferor proposes to file with the Commission pursuant to Rule 424(b) ("Rule 424(b)") under the Act a supplement (the "Prospectus Supplement") to the prospectus included in the Registration Statement (such prospectus, in the form it appears in the Registration Statement or in the form most recently revised and filed with the Commission pursuant to



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         Rule 424(b), is hereinafter referred to as the "Base Prospectus")
         relating to the Notes and the method of distribution thereof. The Base Prospectus and the Prospectus Supplement, together with any amendment thereof or supplement thereto, are hereinafter referred to as the "Prospectus".

                  (s) On the Effective Date, the Registration Statement did or will conform in all material respects to the applicable requirements of the Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations") and the TIA and the rules and regulations thereunder and did not or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of this Agreement, the Registration Statement and the Prospectus conform, and at the time of filing of the Prospectus pursuant to Rule 424(b) the Registration Statement and the Prospectus will conform, in all material respects with the requirements of the Act and the Rules and Regulations and the TIA and the rules and regulations thereunder and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to statements in or omissions from either of such documents based upon written information furnished to the Transferor or the Bank by the Underwriters specifically for use therein. Each of the Transferor and the Bank hereby acknowledges that (i) the only information provided by the Class A Underwriters for inclusion in the Registration Statement and the Prospectus is set forth on the cover page of the Prospectus Supplement in the table under the heading "Class A Notes" and on the line across from "Price to public," in the table listing the Class A Underwriters and the Principal Amount of Class A Notes under the heading "Underwriting" in the Prospectus Supplement, in the table following the third paragraph under the heading "Underwriting" in the Prospectus Supplement in the column labeled "Class A Notes", (the "Class A Underwriters' Information"), (ii) the only information provided by the Class B Underwriters for inclusion in the Registration Statement and the Prospectus is set forth on the cover page of the Prospectus Supplement in the table under the heading "Class B Notes" and on the line across from "Price to public," in the table listing the Class B Underwriters and the Principal Amount of Class B Notes and under the heading "Underwriting" in the Prospectus Supplement, in the table following the third paragraph under the heading "Underwriting" in the Prospectus Supplement in the column labeled "Class B Notes", [and in the final paragraph under the heading "Underwriting" in the Prospectus Supplement (the "Class B Underwriters' Information")] and (iii) the only information provided by the Class C Underwriters for inclusion in the Registration Statement and the Prospectus is set forth on the cover page of the Prospectus Supplement in the table under the heading "Class C Notes" and on the line across from "Price to public," in the table listing the Class C Underwriters and the Principal Amount of Class C Notes and under the heading "Underwriting" in the Prospectus Supplement, in the table following the third paragraph under the heading "Underwriting" in the Prospectus Supplement in the column labeled "Class C Notes", [and in the final paragraph under the heading "Underwriting" in the Prospectus Supplement (the "Class C Underwriters' Information")].



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                  (t) Since the respective dates as of which information is
         given in the Registration Statement and the Prospectus, except as otherwise set forth therein, there has not been any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations, of the Bank or the Transferor.

                  (u) The computer tape of the Receivables to be created as of [______, __], and made available to the Representatives by the Servicer, will be complete and accurate in all material respects as of the date thereof.

                  (v) There are no actions, proceedings of investigations pending or, to the best of its knowledge, threatened against or affecting the Transferor or the Bank (or any basis therefor known to the Transferor or the Bank) (i) asserting the invalidity of any of the Transaction Documents, (ii) seeking to prevent the issuance of the Notes or the consummation by the Transferor or the Bank of any of the transactions contemplated by the Transaction Documents, or (iii) which, individually or in the aggregate, if adversely decided, would materially and adversely affect the business, financial condition or results of operations of the Transferor, the Issuer, the Certificate Trust or the Bank or of the Transferor's or the Bank's ability to consummate the transactions contemplated by the Transaction Documents.

                  (w) None of the Issuer, the Certificate Trust, the Transferor, the Bank, any Affiliates thereof or any of their Agents has taken any action that would require registration of the Issuer, the Certificate Trust, the Transferor or the Bank under the Investment Company Act of 1940, nor will the Issuer, the Certificate Trust, the Transferor, the Bank, any Affiliates thereof or any of their Agents act, nor have they authorized or will they authorize any person to act, in such a manner.

                  (x) It is not necessary to qualify the Pooling and Servicing Agreement or the Collateral Series Supplement under the Trust Indenture Act of 1939.

                  (y) Neither the Bank, the Transferor, the issuance and sale of the Notes nor the activities of the Certificate Trust or the Issuer pursuant to the Transaction Documents will cause the Bank, the Transferor, the Issuer or the Certificate Trust to be an "investment company" or under the "control" of an "investment company" as such terms are defined in the 1940 Act.

         3. Purchase, Sale, Payment and Delivery of the Notes.

                  (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Transferor agrees to sell to the Class A Underwriters, and the Class A Underwriters agree to purchase from the Transferor, at a purchase price of [______]% of the principal amount thereof, $[________] aggregate principal amount of the Class A Notes, each Class A Underwriter to purchase the amounts shown on Schedule A hereto.

                  (b) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Transferor agrees to sell to the Class B Underwriters, and the Class B Underwriters agree to purchase from the Transferor, at a purchase price of [______]% of the principal amount thereof, $[__________] aggregate principal amount of the Class B Notes, each Class B Underwriter to purchase the amounts shown on Schedule A hereto.

                  (c) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Transferor agrees to sell to the Class C Underwriters, and the Class C Underwriters agree to purchase from the Transferor, at a purchase price of [______]% of the principal amount thereof, $[__________] aggregate principal amount of the Class C Notes, each Class C Underwriter to purchase the amounts shown on Schedule A hereto.

                  (d) The Transferor will cause the Issuer to deliver the Notes to the Underwriters against payment of the purchase price in immediately available funds, drawn to the order of the Transferor, at the office of [____________], in [____________] at 10:00 a.m., Chicago
         time, on [____________], [____], such time being herein referred to as the "Closing Date." Each of the Class A Notes, the Class B Notes and the Class C Notes so to be delivered shall be represented by one or more definitive notes registered in the name of Cede & Co., as nominee for The Depository Trust Company. The Notes will be available for inspection, checking and packaging by the Underwriters at the office at which the Notes are to be delivered in Omaha, Nebraska no later than 4:00 p.m., Chicago time, on the business day prior to the Closing Date.

         4. Offering by Underwriters. It is understood that after the Effective Date, the Underwriters propose to offer the Notes for sale to the public (which may include selected dealers) as set forth in the Prospectus.

         5. Certain Agreements of the Transferor. The Transferor agrees with the Underwriters that:

                  (a) Immediately following the execution of this Agreement, the Transferor will prepare a Prospectus Supplement setting forth the amount of Notes covered thereby and the terms thereof not otherwise specified in the Base Prospectus, the price at which such Notes are to be purchased by the Underwriters, the initial public offering price, the selling concessions and allowances, and such other information as the Transferor deems appropriate. The Transferor will transmit the Prospectus, including such Prospectus Supplement, to the Commission pursuant to Rule 424(b) by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b). The Transferor will not file any amendment of the Registration Statement with respect to the Notes or supplement to the Prospectus unless a copy has been furnished to the Representatives for their review a reasonable time prior to the proposed filing thereof or to which the Representatives shall reasonably object in writing. The Transferor will advise the Representatives promptly of (i) the effectiveness of any amendment or supplementation of the Registration Statement or Prospectus, (ii) any request by the Commission for any amendment or supplementation of the Registration Statement or the Prospectus or for any additional information, (iii) the receipt by the Transferor of any notification with respect to the suspension of qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes and (iv) the institution by the Commission of any stop order proceeding in respect of the Registration Statement, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (b) If at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Transferor promptly will notify the Representatives of such event and prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Underwriters' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

                  (c) As soon as practicable, the Transferor will cause the Issuer to make generally available to the Noteholders an earnings statement or statements of the Issuer covering a period of at least 12 months beginning after the Effective Date which will satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Commission promulgated thereunder.

                  (d) The Transferor will furnish to the Representatives and their counsel, without charge, copies of the Registration Statement (one of which will be signed and will include all exhibits), the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representatives reasonably request. The Transferor will pay the expenses of printing or other production of all documents relating to the offering of the Notes.

                  (e) The Transferor will endeavor to qualify the Notes for sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and the determination of the eligibility for investment of the Notes under the laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect so long as required for the distribution of the Notes; provided, however, that the Transferor shall not be obligated to qualify to do business in any jurisdiction where such qualification would subject the Transferor to general or unlimited service of process in any jurisdiction where it is not now so subject. The Transferor will promptly advise the Underwriters of the receipt by the Transferor of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose.

                  (f) The Transferor will list the Notes on the [Luxembourg Stock Exchange] and the Transferor will use its best efforts to maintain such listing for as long as any of the Notes are outstanding; provided, however, if such listing becomes impossible to maintain, the Transferor will use its best efforts to obtain, and will thereafter use its best efforts to maintain a quotation for, or listing of, the Notes on such other exchange as is commonly used for the quotation or listing of debt securities as they may, with the approval of the Representatives, decide.

                  (g) The Transferor will furnish from time to time copies of the Prospectus and any and all documents, instruments, information and undertakings (in addition to any already published or lodged with the [Luxembourg Stock Exchange]) and publish all advertisements or other material and comply with any other requirements of the [Luxembourg Stock Exchange] that may be necessary in order to effect and maintain such listing.

                  (h) The Transferor will, and will cause the Certificate Trust and Issuer to, assist the Representatives in making arrangements with DTC, Euroclear and Clearstream, Luxembourg concerning the issue of the Notes, arranging with such clearing agency to permit the Notes to be eligible for clearance and settlement through such clearing agency and related matters.

                  (i) So long as any Note is outstanding, the Transferor will furnish, or cause the Servicer to furnish, to the Representatives copies of each certificate and the annual statements of compliance delivered to (a) the Certificate Trustee and each Rating Agency pursuant to Sections 3.04(b) and 3.05 of the Pooling and Servicing Agreement and independent certified public accountant's servicing reports furnished to the Certificate Trustee and each Rating Agency pursuant to Sections 3.06(a) and (b), (b) the Owner Trustee, the Indenture Trustee and each Rating Agency pursuant to Section 3.05 of the Transfer and Servicing Agreement and independent certified public accountant's servicing reports furnished to the Indenture Trustee and the Rating Agencies pursuant to Sections 3.06(a) and (b) of the Transfer and Servicing Agreement, and (c) the Series [200_-_] Noteholders pursuant to Sections 5.03(a) and (d) of the Indenture Supplement, by first class mail promptly after such certificates, statements and reports are furnished to the Certificate Trustee, the Owner Trustee, the Indenture Trustee, the Series [200_-_] Noteholders or the Rating Agencies, as the case may be.

                  (j) So long as any Note is outstanding, the Transferor will furnish, or cause the Servicer to furnish, to the Representatives, by first-class mail as soon as practicable (i) all documents concerning the Receivables, the Collateral Certificate or the Notes distributed by the Transferor or the Servicer (under each of the Pooling and Servicing Agreement and Transfer and Servicing Agreement) to the Certificate Trustee, the Owner Trustee, the Indenture Trustee or the Noteholders, or filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) any order of the Commission under the Act or the Exchange Act applicable to the Issuer, to the Certificate Trust, or to the Transferor, or pursuant to a "no-action" letter obtained from the staff of the Commission by the Transferor and affecting the Issuer, the Certificate Trust, or the Transferor and
         (iii) from time to time, such other information concerning the Issuer or the Certificate Trust as the Representatives may reasonably request.

                  (k) To the extent, if any, that any of the ratings provided with respect to the Notes by any Rating Agency are conditional upon the furnishing of documents or the taking of any other actions by the Transferor, the Transferor shall furnish such documents and take any such other actions as are necessary to satisfy such condition.

                  (l) In connection with any disposition of the Definitive Notes pursuant to a transaction made in compliance with all applicable transfer restrictions contemplated herein and in the Indenture, the Transferor will cause the Issuer to reissue notes evidencing such Definitive Notes as required pursuant to the Indenture.

                  (m) Until 30 days following the Closing Date, none of the Transferor or any trust or other entity originated, directly or indirectly, by the Transferor (including, without limitation, the Certificate Trust or the Issuer) will, without the prior written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any asset-backed securities (other than the Notes).

                  (n) After the Certificate Trust Termination Date, the Transferor shall cause its computer records relating to the Receivables to be marked in accordance with Section 2.01(c) of the Transfer and Servicing Agreement to show the Issuer's absolute ownership of the Receivables, and from and after the Certificate Trust Termination Date the Transferor shall not take any action inconsistent with the Issuer's ownership of the Receivables, other than as permitted by the Transfer and Servicing Agreement.

                  (o) The Transferor will enter into the Pooling and Servicing Agreement, the Transfer and Servicing Agreement and other instruments to which this Agreement and the Pooling and Servicing Agreement and the Transfer and Servicing Agreement contemplate it will be a party on or prior to the Closing Date. The Transferor will cause the Certificate Trust and the Issuer to enter into any instruments to which this Agreement or any Transaction Document contemplates that either will be a party on or prior to the Closing Date.

         6. Certain Agreements of the Bank.

                  (a) Until 30 days following the Closing Date, none of the Bank or any trust or other entity originated, directly or indirectly, by the Bank (including, without limitation, the Transferor) will, without the prior written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any asset-backed securities (other than the Notes).

                  (b) The Bank, as Servicer, shall cause its computer records relating to the Receivables to be marked (i) prior to the Certificate Trust Termination Date, in accordance with Section 2.01 of the Pooling and Servicing Agreement to show the Certificate Trust's absolute ownership of the Receivables, and from and after the Closing Date the Bank shall not take any action inconsistent with the Certificate Trust's ownership of such Receivables, other than as permitted by the Pooling and Servicing Agreement, and (ii) as of and after the Certificate Trust Termination Date, in accordance with Section 2.01 of the Transfer and Servicing Agreement to show the Issuer's absolute ownership of the Receivables, and from and after the Certificate Trust Termination Date, the Bank shall not take any action inconsistent with the Issuer's ownership of such Receivables, other than as permitted by the Transfer and Servicing Agreement.

                  (c) The Bank will enter into the Receivables Purchase Agreement, the Pooling and Servicing Agreement, the Transfer and Servicing Agreement and other instruments to which this Agreement and the Receivables Purchase Agreement, the Pooling and Servicing Agreement, and the Transfer and Servicing Agreement contemplate it will be a party on or prior to the Closing Date.

         7. Conditions of the Obligations of the Underwriters. The obligation of the Underwriters to purchase and pay for the Notes will be subject to the accuracy of the representations and warranties by the Transferor and the Bank herein, to the accuracy of the statements of officers of Transferor and the Bank made pursuant to the provisions hereof, to the performance by the Transferor and the Bank of their respective obligations hereunder and to the following additional conditions precedent:

                  (a) On or prior to the date of this Agreement, the Representatives shall have received an agreed upon procedures letter, dated the date of this Agreement, of [_____________], confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder, which letter shall be substantially in the form heretofore agreed to and otherwise in form and in substance satisfactory to the Representatives and their counsel.

                  (b) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement; and, prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Transferor or the Representatives, shall be contemplated by the Commission.

                  (c) Subsequent to the execution and delivery of this Agreement none of the following shall have occurred: (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Certificate Trust, the Issuer, the Transferor, First National of Nebraska, Inc. or the Bank which, in the judgment of the Representatives materially impairs the investment quality of the Notes, (ii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended, limited or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction or any suspension of trading of any securities of the Certificate Trust, the Issuer, the Bank, the Transferor or First National of Nebraska, Inc. or any of their Affiliates on any exchange or in the over-the-counter market;
         (iii) a banking moratorium shall have been declared by Federal or state authorities; (iv) any downgrading in the rating of any debt securities of the Certificate Trust, the Issuer, the Bank, the Transferor, First National of Nebraska, Inc. or any of their Affiliates by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any such debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (v) the United States shall have become engaged in hostilities, there shall have been an escalation of hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or any other substantial national or international calamity or emergency which, in the judgment of the Representatives, the effect of such hostilities, escalation, declaration or other calamity or emergency makes it impractical or inadvisable to proceed with the completion and sale of and payment for the Notes; and (vi) any material adverse change in the financial markets for asset-backed securities in the United States if, in the Representatives' judgment, the effect of which is to make it impractical to proceed with completion of the sale of and payment for the Notes.

                  (d) The Representatives shall have received an opinion or opinions, dated the Closing Date, of Kutak Rock L.L.P., special counsel to the Transferor and the Bank, satisfactory in form and substance to the Representatives and their counsel to the effect that:

                           (i) The Transferor is a limited liability company in
                  good standing, duly organized and validly existing under the laws of the State of Nebraska; the Bank is a national banking association in good standing, duly organized and validly existing under the laws of the United States of America; and each of the Transferor and the Bank (each collectively referred to in this subsection (d) as a "FNBO Entity") is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, and has full power and authority to own its properties, to conduct its business as described in the Registration Statement and the Prospectus, to enter into and perform its obligations under the Transaction Documents to which it is a party, and to consummate the transactions contemplated thereby.

                           (ii) Each of the Transaction Documents and this
                  Agreement has been duly authorized, executed and delivered by each FNBO Entity that is a party thereto.

                           (iii) Neither the execution and delivery of the
                  Transaction Documents and this Agreement by either FNBO Entity that is party thereto nor the consummation of any of the transactions contemplated therein nor the fulfillment of the terms thereof, conflicts with or violates, results in a material breach of or constitutes a default under (A) any Requirements of Law applicable to such FNBO Entity, (B) any term or provision of any order known to me to be currently applicable to such FNBO Entity of any court, regulatory body, administrative agency or governmental body having jurisdiction over such FNBO Entity or (C) any term or provision of any indenture or other agreement or instrument known to me to which such FNBO Entity is a party or by which either of them or any of their properties are bound.

                           (iv) Except as otherwise disclosed in the Prospectus
                  (and any supplement thereto) or the Registration Statement, there is no pending or, to the best of such firm's knowledge, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator with respect to the Certificate Trust, the Issuer, the Collateral Certificate, the Notes or any of the Transaction Documents or any of the transactions contemplated therein with respect to a FNBO Entity which, in the case of any such action, suit or proceeding if adversely determined, would have a material adverse effect on the Notes, the Collateral Certificate, the Certificate Trust or the Issuer or upon the ability of any FNBO Entity to perform its obligations under the Transaction Documents; and the statements included in the Prospectus describing statutes, legal proceedings, contracts and other documents relating to the FNBO Entities, the Accounts, the Receivables, the business of the Bank, the Transferor, the Certificate Trust and the Issuer fairly summarize the matters therein described.

                           (v) The Registration Statement has become effective
                  under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened under the Act.

                           (vi) Each of the Transaction Documents to which an
                  FNBO Entity is a party constitutes the legal, valid and binding agreement of such Person under the laws of New York, enforceable against each such Person in accordance with its terms, subject to (A) the effect of bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation and other similar laws affecting creditors' rights generally and the rights of creditors of national banking associations (including, without limitation, the determination pursuant to 12 U.S.C. ss. 1821(e) of any liability for the disaffirmance or repudiation of any contract), (B) the effect of general principles of equity including (without limitation) concepts of materiality, reasonableness, good faith, fair dealing (regardless of whether considered and applied in a proceeding in equity or at law), and also to the possible unavailability of specific performance or injunctive relief, and (C) the unenforceability under certain circumstances of provisions indemnifying a party against liability or requiring contribution from a party for liability where such indemnification or contribution is contrary to public policy.

                           (vii) This Agreement constitutes the legal, valid and
                  binding obligation of the Transferor and the Bank under the laws of the State of New York, enforceable against the Transferor and the Bank in accordance with its terms, subject to (A) the effect of bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation and other similar laws affecting creditors' rights generally and the rights of creditors of national banking associations (including, without limitation, the determination pursuant to 12 U.S.C. ss. 1821(e) of any liability for the disaffirmance or repudiation of any contract), (B) the effect of general principles of equity including (without limitation) concepts of materiality, reasonableness, good faith, fair dealing (regardless of whether considered and applied in a proceeding in equity or at law), and also to the possible unavailability of specific performance or injunctive relief, and (C) the unenforceability under certain circumstances of provisions indemnifying a party against liability or requiring contribution from a party for liability where such indemnification or contribution is contrary to public policy.

                           (viii) The Notes are in due and proper form and when
                  executed, authenticated and delivered as specified in the Indenture, and when delivered against payment of the consideration specified in this Agreement they will be validly issued and outstanding, will constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms and will be entitled to the benefits of the Indenture, subject to (A) the effect of bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation and other similar laws affecting creditors' rights generally, (B) the effect of general principles of equity including (without limitation) concepts of materiality, reasonableness, good faith, fair dealing (regardless of whether considered and applied in a proceeding in equity or at law), and also to the possible unavailability of specific performance or injunctive relief, and (C) the unenforceability under certain circumstances of provisions indemnifying a party against liability or requiring contribution from a party for liability where such indemnification or contribution is contrary to public policy.

                           (ix) The Collateral Certificate is in due and proper
                  form and when executed, authenticated and delivered as specified in the Pooling and Servicing Agreement and Collateral Series Supplement, and when delivered against payment of the consideration specified therein it will be validly issued and outstanding, will constitute legal, valid and binding obligations of the Certificate Trust, enforceable against the Certificate Trust in accordance with its terms and will be entitled to the benefits of the Pooling and Servicing Agreement and Collateral Series Supplement, subject to (A) the effect of bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation and other similar laws affecting creditors' rights generally, (B) the effect of general principles of equity including (without limitation) concepts of materiality, reasonableness, good faith, fair dealing (regardless of whether considered and applied in a proceeding in equity or at law), and also to the possible unavailability of specific performance or injunctive relief, and (C) the unenforceability under certain circumstances of provisions indemnifying a party against liability or requiring contribution from a party for liability where such indemnification or contribution is contrary to public policy.

                           (x) The Registration Statement has become effective
                  under the Act, and the Prospectus has been filed with the Commission pursuant to Rule 424(b) thereunder in the manner and within the time period required by Rule 424(b). To the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened or contemplated by the Commission, and the Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act.

                           (xi) The statements in the Base Prospectus under the
                  headings "Risk Factors--If a conservator or receiver were appointed for First National Bank of Omaha, delays or reductions in payment of your notes could occur," "Material Legal Aspects of the Receivables," "ERISA Considerations" and "Federal Income Tax Consequences" and the statements in the Prospectus Supplement under the headings "Structural Summary--Tax Status" and "--ERISA Considerations" to the extent that they constitute matters of law or legal conclusions with respect thereto, have been reviewed by us and are correct in all material respects.

                           (xii) This Agreement, the Transaction Documents, the
                  Collateral Certificate and the Notes conform in all material respects to the descriptions thereof contained in the Prospectus.

                           (xiii) The Indenture has been duly qualified under
                  the TIA and complies as to form with the TIA and the rules and regulations of the Commission thereunder. The Issuer is not now, and immediately following the issuance of the Notes pursuant to the Indenture will not be, required to be registered under the Investment Company Act of 1940, as amended.

                           (xiv) The Pooling and Servicing Agreement need not be
                  qualified under the TIA. The Certificate Trust is not now, and immediately following the issuance of the Collateral Certificate pursuant to the Pooling and Servicing Agreement and Collateral Series Supplement will not be, required to be registered under the Investment Company Act of 1940, as amended.

                           (xv) Subject to the discussion in the Base Prospectus
                  under the heading "Federal Income Tax Consequences", the Notes will properly be characterized as indebtedness and neither of the Certificate Trust nor the Issuer will be treated as an association (or publicly traded partnership) taxable as a corporation, for U.S. federal income tax purposes; there is no personal property tax imposed by the State of Nebraska or New York upon or measured by the corpus of the Issuer or the Certificate Trust; the characterization of the Issuer and the Certificate Trust for federal income tax purposes will be determinative of the characterization of the Issuer and the Certificate Trust for Nebraska and New York income tax purposes and assuming that the Issuer and the Certificate Trust will not be taxed as associations or as publicly traded partnerships for federal income tax purposes, the Issuer will not be subject to Nebraska or New York income tax and the Certificate Trust will not be subject to Nebraska or New York income tax and Noteholders who are not otherwise subject to Nebraska or New York income tax will not be subject to tax by reason of their ownership of the Notes and the receipt of income therefrom; and any income tax imposed by the State of Nebraska or New York that might be applicable to the Issuer would be based upon "federal taxable income," and for the purposes of determining such income, the characterization of such income for federal income tax purpose will be determinative, whether the characterization of the transaction is that of a sale or a loan.

                  (xvi) Assuming that the outstanding securities identified in
              Annex I hereto (the "Outstanding Securities") would be characterized as indebtedness or a partnership interest for such purposes immediately prior to the issuance of the Notes, the issuance of the Notes will not adversely affect the income tax characterization of any presently outstanding Investor Certificates or Certificate Owners of Outstanding Securities or otherwise constitute an event in which a gain or loss would be recognized by the holders thereof.

                  (xvii) Each of the Indenture and the Administration Agreement constitutes the legal, valid and binding obligation of the Issuer under the laws of the State of Nebraska, subject to (A) the effect of bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation and other similar laws affecting creditors' rights generally, (B) the effect of general principles of equity including (without limitation) concepts of materiality, reasonableness, good faith, fair dealing (regardless of whether considered and applied in a proceeding in equity or at law), and also to the possible unavailability of specific performance or injunctive relief, and (C) the unenforceability under certain circumstances of provisions indemnifying a party against liability or requiring contribution from a party for liability where such indemnification or contribution is contrary to public policy.

                  (xviii) Each of the Registration Statement, as of its
              effective date, and the Prospectus, as of its date, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations under the Act, except that in each case such counsel need not express any opinion as to the financial and statistical data included therein or excluded therefrom or the exhibits to the Registration Statement and, except as and, to the extent set forth in paragraphs (x) and (xi), such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus.

                  (xix) If the FDIC were appointed as conservator or receiver for the Bank (a) the FDIC regulation entitled "Treatment by the Federal Deposit Insurance Corporation as Conservator or Receiver of Financial Assets Transferred by an Insured Depository Institution in Connection with a Securitization or Participation," 12 CFR ss. 360.6 (the "Rule") would be applicable to the transfers of Receivables by Bank to Transferor under the Receivables Purchase Agreement and (b) under the Rule, the FDIC could not, by exercise of its authority to disaffirm or repudiate contracts under 12 U.S.C. ss. 1821(e), reclaim or recover the Receivables or the proceeds thereof from Transferor, the Certificate Trust or the Issuer or recharacterize the Receivables or the proceeds thereof as property of Bank or the receivership for Bank.

                  (xx) If the FDIC were to be appointed as a conservator or
              receiver for Bank a court having jurisdiction over the conservatorship or receivership would (a) hold the transfers of Receivables by the Bank to the Transferor under the Receivables Purchase Agreement to be a true conveyance and not a secured loan or a grant of a security interest to secure a loan and (b) determine that the rights, titles, powers, and privileges of the FDIC as conservator or receiver of the Bank would not extend to the Receivables.

                  (xxi) Certain matters regarding and related to the limited liability company agreement of the Transferor.

                  (xxii) Certain matters relating to the characterization of the
              Receivables under the UCC and to the transfer of the Receivables from the Transferor to the Certificate Trust under the Pooling and Servicing Agreement.

                  (xxiii) Certain matters relating to the characterization of the Collateral Certificate under the UCC and to the transfer of the Collateral Certificate from the Transferor to the Issuer under the Transfer and Servicing Agreement.

                  (xxiv) Certain matters with respect to the attachment and
              perfection of the ownership interests and security interests granted under the Transaction Documents in the Receivables, the Collateral Certificate and the proceeds thereof, including that such assets are not subject to other Liens of record.

                  (xxv) When the Indenture Trustee has taken possession of the
              Collateral Certificate issued by the Certificate Trust, the Transaction Documents have been executed and delivered and the Certificate Trust has received payment for the Collateral Certificate, the Indenture Trustee will become the registered holder of the Collateral Certificate, subject to no Liens of record.

              Such counsel also shall state that they have participated in conferences with representatives of the Transferor and the Bank and their accountants, the Underwriters and counsel to the Underwriters concerning the Registration Statement and the Prospectus and have considered the matters to be stated therein and the matters stated therein, although they are not independently verifying the accuracy, completeness or fairness of such statements (except as stated in paragraphs (x) and (xi) above) and based upon and subject to the foregoing, nothing has come to such counsel's attention to cause such counsel to believe that the Registration Statement (excluding any exhibits filed therewith), at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date hereof, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel has not been requested to, and does not, make any comment in such opinion with respect to the financial statements, supporting schedules and other financial or statistical information contained in the Registration Statement or the Prospectus).

              In rendering such opinion, counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, State of Nebraska and the United States, to the extent deemed proper and stated in such opinion, upon the opinion of other counsel of good standing believed by such counsel to be reliable and acceptable to the Representative and its counsel, and (B) as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Issuer, the Bank, the Transferor and public officials.

              (e) The Representatives shall have received from Mayer, Brown, Rowe & Maw, special counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to such matters relating to this transaction as the Representatives may require, and the Transferor shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

              (f) The Representatives shall have received a certificate from each of the Transferor and the Bank, dated the Closing Date, of a Treasurer, Vice President or more senior officer of the Transferor or the Bank, as the case may be, in which such officer, to the best of his/her knowledge after reasonable investigation, shall state that (u) the representations and warranties of the Transferor and the Bank, as the case may be, in this Agreement are true and correct on and as of the Closing Date, (v) the Transferor or the Bank, as the case may be, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (w) the representations and warranties of the Transferor or the Bank, as the case may be, contained in this Agreement and the Transaction Documents to which it is a party are true and correct as of the dates specified herein and therein, (x) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission, (y) nothing has come to such officers' attention that would lead such officers to believe that the Registration Statement or the Prospectus, and any amendment or supplement thereto, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (z) subsequent to the date of the Prospectus, there has been no material adverse change in the financial position or results of operation of the Bank's credit card business except as set forth in or contemplated by the Prospectus or as described in such certificate.

              (g) The Representative shall have received an opinion of [ ], counsel to the Owner Trustee, dated the Closing Date, satisfactory in form and substance to the Representative and its counsel, to the effect that:

                  (i) The Owner Trustee is duly formed and validly existing as a trust company in good standing under the laws of the State of [ ].

                  (ii) The Owner Trustee has the power and authority to execute, deliver and perform the Trust Agreement and to consummate the transactions contemplated thereby.

                  (iii) The Trust Agreement has been duly authorized, executed and delivered by the Owner Trustee and constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms.

                  (iv) Each of the Indenture, the Trust Agreement and the
              Transfer and Servicing Agreement (collectively referred to in this subsection (h) as the "Owner Trustee Trust Documents") has been duly executed and delivered by the Owner Trustee, as Owner Trustee on behalf of the Issuer.

                  (v) Neither the execution, delivery or performance by the
              Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of the Owner Trustee Trust Documents, nor the consummation of the transactions by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, the State of [ ] or the United States of America governing the banking or trust powers of the Owner Trustee (other than the filing of the certificate of trust with the Delaware Secretary of State, which certificate of trust has been duly filed).

                  (vi) Neither the execution, delivery and performance by the
              Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of the Owner Trustee Trust Documents, nor the consummation of the transactions by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, contemplated thereby, is in violation of the charter or bylaws of the Owner Trustee or of any law, governmental rule or regulation of the State of Delaware, the State of [ ] or of the United States of America governing the banking or trust powers of the Owner Trustee or, to such counsel's knowledge, without independent investigation, any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which it is a party or by which it is bound or, to such counsel's knowledge, without independent investigation, or any judgment or order applicable to the Owner Trustee.

                  (vii) No consent, approval or other authorization of, or
              registration, declaration or filing with, any court or governmental agency or commission of the State of Delaware or the State of [ ] is required by or with respect to the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, for the valid execution and delivery of the Owner Trustee Trust Documents, or for the validity or enforceability thereof (other than the filing of the certificate of trust, which certificate of trust has been duly filed).

                  (viii) To such counsel's knowledge, without independent
              investigation, there are no pending or threatened actions, suits or proceedings affecting the Owner Trustee before any court or other governmental authority which, if adversely determined, would materially and adversely affect the ability of the Owner Trustee to carry out the transactions contemplated by the Trust Agreement.

              (h) The Representative shall have received an opinion of [ ], special Delaware counsel to the Issuer, dated the Closing Date, satisfactory in form and substance to the Representative and its counsel, to the effect that:

                  (i) The Issuer has been duly formed and is validly existing in good standing as a business trust under the Delaware Business Trust Act, 12 Del. C. 3801 et seq. (referred to in this subsection
              (i) as the "Trust Act").

                  (ii) The Trust Agreement is a legal, valid and binding
              obligation of the Transferor and the Owner Trustee, enforceable against the Transferor and the Owner Trustee, in accordance with its terms.

                  (iii) Under the Trust Act and the Trust Agreement, the
              execution and delivery of the Transfer and Servicing Agreement and the Indenture, the issuance of the Notes, and the granting of the Collateral to the Indenture Trustee as security for the Notes has been duly authorized by all necessary trust action on the part of the Issuer.

                  (iv) Under the Trust Act and the Trust Agreement, the Issuer
              has (i) the trust power and authority to execute, deliver and perform its obligations under the Administrative Agreement, the Indenture and the Transfer and Servicing Agreement (collectively referred to in this subsection (i) as the "Trust Documents") and the Notes, and (ii) duly authorized, executed and delivered such agreements and obligations.

                  (v) Neither the execution, delivery and performance by the
              Issuer of the Trust Documents or the Notes, nor the consummation by the Issuer of any of the transactions by the Issuer contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the certificate of trust with the Delaware Secretary of State (which certificate of trust has been duly filed) and the filing of any financing statements with the Delaware Secretary of State in connection with the Indenture.

                  (vi) Neither the execution, delivery and performance by the
              Issuer of the Trust Documents, nor the consummation by the Issuer of the transactions contemplated thereby, is in violation of the Trust Agreement or of any law, rule, or regulation of the State of Delaware applicable to the Issuer.

                  (vii) Under Section 3805(b) of the Act, no creditor of the holder of the beneficial interest in the Trust shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Issuer except in accordance with the terms of the Trust Agreement.

                  (viii) Under Section 3808(a) and (b) of the Act, the Issuer may not be terminated or revoked by the holder of the beneficial interest in the Issuer, and the dissolution, termination or bankruptcy of the holder of the beneficial interest in the Issuer shall not result in the termination or dissolution of the Issuer, except to the extent otherwise provided in the Trust Agreement.

                  (ix) The Owner Trustee is not required to hold legal title to the Trust Estate in order for the Issuer to qualify as a business trust under the Act.

                  (x) With respect to the Issuer and the Receivables: (a) there is no document, stamp, excise or other similar tax imposed by the State of Delaware upon the perfection of a security interest in the Collateral Certificate or the Receivables, in the transfer of Collateral Certificate or the Receivables to or from the Issuer or the Certificate Trust or upon the issuance of Collateral Certificate or the Notes; (b) there is no personal property tax imposed by the State of Delaware upon or measured by the corpus of the Issuer or the Certificate Trust; (c) the characterization of the Issuer and the Certificate Trust for federal income tax purposes will be determinative of the characterization of the Issuer and the Certificate Trust for Delaware income tax purposes and assuming that the Issuer and the Certificate Trust will not be taxed as associations or as publicly traded partnerships for federal income tax purposes, the Issuer will not be subject to Delaware income tax and the Certificate Trust will not be subject to Delaware income tax and Noteholders who are not otherwise subject to Delaware income tax will not be subject to tax by reason of their ownership of the Notes and the receipt of income therefrom; and (d) any income tax imposed by the State of Delaware that might be applicable to the Issuer would be based upon "federal taxable income," and for the purposes of determining such income, the characterization of such income for federal income tax purpose will be determinative, whether the characterization of the transaction is that of a sale or a loan.

                  (xi) The Transferor is the sole beneficial owner of the
              Issuer.

              (i) The Representative shall have received an opinion of [ ], counsel to the Indenture Trustee dated the Closing Date, satisfactory in form and substance to the Representatives and their counsel, to the effect that:

                  (i) The Indenture Trustee is organized and validly existing as an [_____________________] in good standing under the laws of the State of [New York] and is authorized and qualified to accept the trusts imposed by the Indenture and to act as Indenture Trustee under the Indenture.

                  (ii) The acknowledgment by the Indenture Trustee of the
              Transfer and Servicing Agreement has been duly authorized, executed and delivered by the Indenture Trustee. The Indenture Trustee has duly authorized, executed and delivered the Indenture. Assuming the due authorization, execution and delivery thereof by the other parties thereto, the Indenture is the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, subject to bankruptcy and insolvency laws and general principles of equity.

                  (iii) The Indenture Trustee has duly executed and
              authenticated the Notes.

                  (iv) The Indenture Trustee is duly authorized and empowered to exercise trust powers under applicable law and to perform under the Transaction Documents.

                  (v) None of (x) the execution and authentication of the Notes,
              (y) the acknowledgment of the Transfer and Servicing Agreement or
              (z) the execution, delivery and performance of the Indenture by the Indenture Trustee conflicts with or will result in a violation of (A) any law or regulation of the United States of America or the State of [New York] governing the banking or trust powers of the Indenture Trustee or (B) the organizational documents of the Indenture Trustee.

                  (vi) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of [New York] having jurisdiction over the banking or trust powers of the Indenture Trustee is required in connection with the execution and delivery by the Indenture Trustee of the Indenture or the performance by the Indenture Trustee of the terms of the Indenture or the acknowledgment of the Transfer and Servicing Agreement.

              (j) The Representatives shall have received an opinion of [ ], counsel to the Certificate Trustee dated the Closing Date, satisfactory in form and substance to the Representatives and their counsel, to the effect that:

                  (i) The Certificate Trustee is organized and validly existing as an [New York] trust company in good standing under the laws of the State of [New York] and is authorized and qualified to accept the trusts imposed by the Pooling and Servicing Agreement and to act as Certificate Trustee under the Pooling and Servicing Agreement.

                  (ii) The Certificate Trustee has duly authorized, executed and delivered the Pooling and Servicing Agreement. Assuming the due authorization, execution and delivery thereof by the other parties thereto, the Pooling and Servicing Agreement and the Collateral Certificate are the legal, valid and binding obligations of the Certificate Trustee, enforceable against the Certificate Trustee in accordance with its terms, subject to bankruptcy and insolvency laws and general principles of equity.

                  (iii) The Certificate Trustee has duly executed, authenticated and delivered the Collateral Certificate.

                  (iv) The Certificate Trustee is duly authorized and empowered to exercise trust powers under applicable law and to perform under the Transaction Documents.

                  (v) None of (y) the execution and authentication of the
              Collateral Certificate, and (z) the execution, delivery and performance of the Pooling and Servicing Agreement by the Certificate Trustee conflicts with or will result in a violation of (A) any law or regulation of the United States of America or the State of [New York] governing the banking or trust powers of the Certificate Trustee or (B) the organizational documents of the Certificate Trustee.

                  (vi) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of [Illinois][New York] having jurisdiction over the banking or trust powers of the Certificate Trustee is required in connection with the execution and delivery by the Certificate Trustee of the Pooling and Servicing Agreement or the performance by the Certificate Trustee of the terms of the Pooling and Servicing Agreement.

              (k) The Representatives shall have received reliance letters addressed to the Representatives, dated as of the Closing Date, allowing the Representatives to rely on each opinion of counsel delivered to a Rating Agency, the Indenture Trustee, the Certificate Trustee, the Transferor or the Bank in connection with the issuance of the Notes.

              (l) The Representatives shall have received an opinion of Kutak Rock LLP, special counsel to the Bank and the Transferor, dated the Closing Date, satisfactory in form and substance to the Representatives and their counsel, regarding certain securities law matters.

              (m) The Representatives shall have received evidence satisfactory to the Representatives that the Class A Notes shall have obtained two of the following ratings, [Aaa] by Moody's Investors Service, Inc., [AAA] by Standard & Poor's Ratings Services and [AAA] by Fitch, Inc.; that the Class B Notes shall have obtained two of the following ratings, [A2] or higher by Moody's Investors Service, Inc., [A] or higher by Standard & Poor's Ratings Services and [A] or higher by Fitch, Inc. and that the Class C Notes shall have obtained two of the following ratings: [Baa2] or higher by Moody's Investors Service, Inc., [BBB] or higher by Standard & Poor's Ratings Services and [BBB] or higher by Fitch, Inc.

              (n) The issuance of the Notes shall not have resulted in a reduction or withdrawal by any rating agency of the current rating of any outstanding securities issued or originated by the Bank, the Certificate Trust or the Transferor.

              (o) After the date hereof, there shall not have been any change or any development involving a prospective change in or affecting the business or properties of the Bank or the Transferor the effect of which is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to market the Notes as contemplated by the Prospectus.

              (p) After the date hereof, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement of the rating accorded any securities of the Bank by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act.

              (q) The Transferor will furnish the Representatives with such conformed copies of the above and such other opinions, certificates, information, letters and documents as the Representatives or their counsel reasonably request.

         If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Representatives, this Agreement and all obligations of the Representatives hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Certificate Trust in writing or by telephone or telegraph confirmed in writing.

         8. Reimbursement of Expenses. The Transferor agrees to pay all costs and expenses in connection with the transaction herein contemplated (whether or not consummated), including, without limiting the generality of the foregoing: all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Notes, (ii) incident to the qualification of the Notes for investment under the laws of such jurisdictions as either Representative designates, (iii) for any filing fee of the National Association of Securities Dealers, Inc. relating to the Notes, (iv) incident to the preparation, printing (including word processing and duplication costs) and delivery of the preliminary Prospectus ("Preliminary Prospectus") and the Prospectus (including in each case all exhibits, amendments, attachments and supplements thereto), (v) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Preliminary Prospectus, the Prospectus, the Transaction Documents and the furnishing to the Representatives of copies of the Prospectus as herein provided, (vi) constituting the fees and disbursements of the Representatives' counsel and the Bank's and the Transferor's counsel and accountants, (vii) payable to each Rating Agency in connection with the ratings of the Notes and
(viii) in connection with the structuring and marketing of the Notes (and any other miscellaneous expenses in connection therewith); provided that the Representatives shall not be obligated to pay any expenses of a defaulting Representative.

         9. Indemnification and Contribution.

              (a) The Transferor and the Bank, jointly and severally, will indemnify and hold harmless each Underwriter, the respective directors, officers, employees and agents of each Underwriter and each Person who controls any Underwriter within the meaning of Section 15 of the Act or
         Section 20 of the 1934 Act (the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, to which the Underwriters or any of them may become subject, under the Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus or other information provided by the Transferor or the Bank to any holder or prospective purchaser of the Notes, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each such Indemnified Party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Transferor and the Bank will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with the Class A Underwriters' Information or the Class B Underwriters' Information or the Class C Underwriters' Information; provided further, that the Transferor and the Bank will not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any preliminary prospectus to the extent that any loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Notes to a Person as to whom it is established that there was not sent or given, at or prior to written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Transferor or the Bank notified the Representative in writing in accordance with Section 5(a) hereof and previously furnished copies of the Prospectus (excluding documents incorporated by reference) in the quantity requested in accordance with Section 5(d) hereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the preliminary prospectus and corrected in the Prospectus or the Prospectus as then amended or supplemented.

              (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Transferor, its directors and officers and each Person who controls the Transferor within the meaning of
         Section 15 of the Act or Section 20 of the 1934 Act, against any losses, claims, damages or liabilities to which the Transferor may become subject, under the Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that, with respect to each of the Class A Underwriters, the Class B Underwriters and the Class C

         Underwriters, such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Class A Underwriters' Information, the Class B Underwriters' Information or the Class C Underwriters' Information, respectively, and will reimburse any actual legal or other expenses reasonably incurred by the Transferor and the Bank in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that in no case shall any Underwriter be responsible for any amount in excess of the Underwriter's discounts or commission applicable to the Notes to be sold by such Underwriter hereunder.

              (c) Promptly after receipt by an indemnified party under this section of notice of the commencement of any action or the assertion by a third party of a claim, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not (i) relieve it from any liability which it may have to any indemnified party except and to the extent of any prejudice to such indemnifying party arising from such failure to provide such notice and (ii) in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), provided, however, that if (x) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest which, if such counsel had been retained, would have required such counsel to withdraw from such representation, (y) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the indemnifying party or to other indemnified parties, or
         (z) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action or proceeding, then, in each such case,
         (1) the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties,
         (2) such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties (provided that, if more than one indemnified party is subject to the circumstances described in clause (y), then, to the extent permitted by the rules of professional conduct applicable to attorneys, all such indemnified parties shall be represented by one such separate counsel) and (3) all costs and expenses of each such indemnified party in connection with such action or proceeding shall be paid by the indemnifying party pursuant to subsection (a) or (b) above, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless, (i) the indemnified party shall have employed separate counsel in accordance with this sentence or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and does not include a statement as to, or an admission of, fault, culpability or failure to act by or on behalf of any indemnified party.

              (d) If the indemnification provided for in this section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Transferor and the Bank on the one hand and the Underwriters on the other from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transferor and the Bank on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations; provided, however, that in no event shall any Underwriter be responsible in the aggregate for any amount in excess of the Underwriter's discount or commission applicable to the Notes to be sold by such Underwriter hereunder. The relative benefits received by the Transferor and the Bank on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) of the Notes received by the Transferor bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Notes. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Transferor or the Bank or the Underwriters. The Transferor, the Bank and the Representatives agree that is would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take into account the equitable considerations referred to above. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection
         (d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

              (e) The obligations of the Transferor and the Bank under this Section shall be in addition to any liability which the Transferor or the Bank may otherwise have and shall extend, upon the same terms and conditions, to each Person, if any, who controls any Underwriter within the meaning of the Act or the 1934 Act and each director, officer, employee, and agent of an Underwriter and shall have the same rights to contribution as the Underwriter; and the obligations of any Underwriter under this Section shall be in addition to any liability that such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of the Transferor or the Bank, to each officer of the Transferor or the Bank who has signed the Registration Statement and to each Person, if any, who controls the Transferor or the Bank within the meaning of the Act or the 1934 Act and each director, officer, employee, and agent of Transferor or Bank and shall have the same rights to contribution as the Transferor or Bank, as applicable.

         10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Transferor and the Bank or their officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriters, the Transferor, the Bank or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes. If this Agreement is terminated or if for any reason other than default by the Underwriters the purchase of the Notes by the Underwriters is not consummated, the Transferor and the Bank shall remain responsible for the expenses to be paid by them pursuant to Section 8 and the respective obligations of the Transferor, the Bank and the Underwriters pursuant to Section 9 shall remain in effect.

         11. Obligations of the Underwriters. Each Underwriter represents and agrees that it has not and will not, directly or indirectly, offer, sell or deliver any of the Notes or distribute the Prospectus or any other offering materials relating to the Notes in or from any jurisdiction except under circumstances that will, to the best of its knowledge and belief, result in compliance with any applicable laws and regulations thereof and that, to the best of its knowledge and belief, will not impose any obligations on the Transferor, the Bank or the Issuer except as set forth herein.

         12. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Notes agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Notes, and if such nondefaulting Underwriters do not purchase all the Notes, this Agreement will terminate without liability to any nondefaulting Underwriter, the Transferor or the Bank. In the event of a default by any Underwriter as set forth in this
Section 12, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter for its liability, if any, to the Transferor and the Bank and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         13. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to:

                               [        ]
                               Attention: [         ]

                               [        ]
                               Attention: [         ]

         14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         15. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

              TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN AN ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTION DOCUMENTS OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

         16. Representatives. The Representatives will act for the several Underwriters in connection with this Agreement and the transactions contemplated hereby and any action undertaken under this Agreement taken by the Representatives will be binding upon the Underwriters.

         If you are in agreement with the foregoing, please sign two counterparts hereof and return one to the Transferor whereupon this letter and your acceptance shall become a binding agreement among the Transferor, the Bank and the Underwriters.

                                Very truly yours,


                                FIRST NATIONAL FUNDING LLC




                                By
                                  --------------------------------------------
                                    Name:
                                    Title:

                                FIRST NATIONAL BANK OF OMAHA




                                By
                                  --------------------------------------------
                                    Name:
                                    Title:

The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof




[                    ]
  as Representative of the
  Underwriters set forth herein


By
  ------------------------------------------
  Name:
  Title:

[                    ]
  as Representative of the
  Underwriters set forth herein


By
  ------------------------------------------
  Name:
  Title:

                                   SCHEDULE A

                                  Class A Notes


Underwriters                                             Principal Amount of
------------                                             Class A Notes
                                                         -------------
                                                         $
                                                          -------------------
                                                         $
                                                          -------------------
Total                                                    $
                                                          ===================



                                  Class B Notes


Underwriters                                             Principal Amount of
------------                                             Class B Notes
                                                         -------------
                                                         $
                                                          -------------------
                                                         $
                                                          -------------------
Total                                                    $
                                                          ===================




                                  Class C Notes


Underwriters                                             Principal Amount of
------------                                             Class C Notes
                                                         -------------
                                                         $
                                                          -------------------
                                                         $
                                                          -------------------
Total                                                    $
                                                          ===================

                                     ANNEX I

                         List of Outstanding Securities



































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